Exhibit 10.1

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of December 30, 2013 is between EarthLink, Inc., a Delaware corporation (which at the Effective Time (as defined herein) will be merged with and into EarthLink, LLC, a Delaware limited liability company (“MergerSub”), with MergerSub being the surviving entity in such merger) (“EarthLink”), EarthLink Holdings Corp., a Delaware corporation (“HoldCo”), and EarthLink Shared Services, LLC, a Delaware limited liability company (“Shared Services”).  All capitalized terms used in this Agreement and not defined herein have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of December 30, 2013 (the “Merger Agreement”), by and among EarthLink, HoldCo and MergerSub.

RECITALS

WHEREAS, pursuant to the Merger Agreement, at the Effective Time, EarthLink will be merged with and into MergerSub, with MergerSub continuing as the surviving entity in such merger under the name “EarthLink, LLC” (the “Surviving Entity”) and each outstanding share of EarthLink Stock will be converted into one share of HoldCo Stock (the “Reorganization”);

WHEREAS, in connection with the Reorganization, EarthLink will transfer (including sponsorship of) to HoldCo, and HoldCo will assume (including sponsorship of), EarthLink’s stock plans listed in Exhibit A (the “Equity Plans”) and all obligations of EarthLink pursuant to each option to purchase or right to acquire or vest in stock of EarthLink issued under the Equity Plans or granted by EarthLink outside of the Equity Plans that are outstanding immediately prior to the Effective Time and any employment agreements entered into by EarthLink (the “Employment Agreements”), all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, in connection with the Reorganization, EarthLink will transfer to Shared Services, and Shared Services will assume, sponsorship of EarthLink’s employee benefit plans listed in Exhibit B (the “Plans”), all upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, EarthLink, HoldCo, MergerSub and Shared Services hereby agree as follows:

I.

ASSUMPTION OF EQUITY PLANS

1.                                      Subject to and as of the Effective Time, HoldCo assumes and will perform, from and after the Effective Time, all of the obligations of EarthLink pursuant to the Equity Plans.

2.                                      Subject to and as of the Effective Time, HoldCo assumes each option to purchase or right to acquire or vest in EarthLink Stock issued under the Equity Plans or granted by EarthLink outside of the Equity Plans that is outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Effective Time, which shall be converted into an option to purchase or right to acquire or vest in, on otherwise the same terms and conditions as were applicable under the respective Equity Plan and/or the underlying equity award agreement (as modified herein), that number of shares of HoldCo Stock equal to the number of shares of EarthLink Stock subject to such option to purchase or right to acquire or vest in EarthLink Stock (the “EarthLink Awards”), at, for stock options, an exercise price per share equal to the exercise price per share for such EarthLink stock option immediately prior to the Effective Time.

3.                                      At the Effective Time, the EarthLink Awards and Equity Plans shall each be automatically deemed to be amended as necessary to provide that references to EarthLink in such agreements and plans shall be read to refer to HoldCo.  HoldCo, EarthLink and MergerSub agree to (i) prepare and execute all amendments to the Equity Plans, the EarthLink Awards, and other documents necessary to effectuate HoldCo’s assumption of the Equity Plans and the outstanding EarthLink Awards, (ii) provide notice of the assumption to holders of such EarthLink Awards, and (iii) submit any required filings with the Securities and Exchange Commission in connection with same.

4.                                      On or prior to the Effective Time, HoldCo shall reserve sufficient shares of HoldCo Stock to provide for the issuance of HoldCo Stock to satisfy HoldCo’s obligations under the Merger Agreement and this Agreement, including without limitation the Equity Plans and EarthLink Awards.

II.

ASSUMPTION OF EMPLOYMENT AGREEMENTS

1.                                      Subject to and as of the Effective Time, EarthLink assigns, and HoldCo assumes, all of the Employment Agreements along with any rights, duties, and liabilities associated with such Employment Agreements, entered into by EarthLink prior to the Effective Time, contingent upon the applicable employee’s consent to the extent required under the applicable Agreement.

2.                                      At the Effective Time, the Employment Agreements shall each be automatically deemed to be amended as necessary to provide that references to EarthLink in such agreements and plans shall be read to refer to HoldCo.  HoldCo, EarthLink and MergerSub agree to (i) prepare and execute all amendments to the Employment Agreements and other documents necessary to effectuate HoldCo’s assumption of the Employment Agreements and (ii) provide notice of the affected employees.

III.

ASSUMPTION OF EMPLOYEE BENEFIT PLANS

1.                                      As of and subject to the Effective Time, EarthLink transfers, and Shared Services assumes and accepts, sponsorship of all of the Plans, along with any agreements, rights, duties, assets and liabilities associated with such Plans, to the extent such Plans were previously sponsored or maintained by EarthLink, such that EarthLink will no longer sponsor any of such Plans after the Effective Time.

2.                                      As of and subject to the Effective Time, (i) Shared Services will be a participating employer in such Plans and all of Shared Services’ employees, to the extent otherwise eligible, shall be eligible to participate in such Plans by taking into account any service such employees were credited previously by EarthLink for purposes of such Plans, (ii) HoldCo and the Surviving Entity and all of their respective employees, to the extent otherwise eligible, shall be eligible to participate in such Plans notwithstanding the transfer of sponsorship of such Plans from EarthLink to Shared Services, and (iii) all other affiliates of Shared Services which are participating employers in such Plans and their employees to the extent otherwise eligible, shall continue to participate in such Plans.

3.                                      At the Effective Time, the Plans shall each be automatically deemed to be amended as necessary to provide that references to EarthLink in such Plans shall be read to refer to Shared Services, except for references to any Change in Control or Common Stock in such Other Plans, which shall be automatically deemed to be amended as necessary to provide that references to any Change in Control shall be read to refer to a Change in Control of HoldCo and references to Common Stock shall be read to refer to HoldCo Stock.  Shared Services, EarthLink and MergerSub agree to (i) prepare and execute all amendments to the Plans and other documents necessary to effectuate Shared Services’ assumption of sponsorship of such Plans and (ii) provide notice to affected participants and other persons.

IV.

MISCELLANEOUS

1.                                      Each of EarthLink, HoldCo, MergerSub and Shared Services will, from time to time and at all times hereafter, upon every reasonable request to do so by any other party hereto, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further acts, deeds, assurances and things as may be reasonably required or necessary in order to further implement and carry out the intent and purpose of this Agreement.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of the date first written above.

EARTHLINK, INC.,
a Delaware corporation

By:	/s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial Officer

EARTHLINK HOLDINGS CORP.,
a Delaware corporation

By:	/s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial Officer

EARTHLINK, LLC,
a Delaware limited liability company

By:	/s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial Officer

EARTHLINK SHARED SERVICES, LLC,
a Delaware limited liability company

By:	/s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief Financial Officer

Exhibit A

Equity Plans

•                  The EarthLink, Inc. 1995 Stock Option Plan

•                  The EarthLink, Inc. Stock Incentive Plan, as amended

•                  The EarthLink, Inc. Equity Plan for Non-Employee Directors, as amended

•                  The EarthLink, Inc. 2006 Equity and Cash Incentive Plan

•                  The EarthLink, Inc. Stock Option Plan for Inducement Awards Relating to the Acquisition of New Edge Holding Company

•                  The EarthLink, Inc. 2011 Equity and Cash Incentive Plan

Exhibit B

Plans

•                  EarthLink, Inc. 2012 Short-Term Incentive Bonus Plan

•                  EarthLink, Inc. Second Amended and Restated Change-in-Control Accelerated Vesting and Severance Plan

•                  EarthLink, Inc. Severance Plan and Summary Plan Description

•                  EarthLink, Inc. Employee Handbook